Exhibit 99.1

Datavault AI Inc. (NASDAQ: DVLT) Announces a Distribution Date of February 21, 2026 for the Dream Bowl Meme Coin II tokens to Eligible Record Equityholders of Datavault AI

PHILADELPHIA, PA, January 7, 2026 (GLOBE NEWSWIRE) – Datavault AI Inc. (NASDAQ: DVLT) (“Datavault AI” or the “Company”), a leader in data monetization, credentialing, and digital engagement technologies, today announced that its board of directors (the “Datavault Board”) has set February 21, 2026 (or such other date as determined by the Datavault Board) as the distribution date for the Dream Bowl 2026 Meme Coin II tokens (the “Dream Bowl Meme Coin II”) to eligible record equity holders of Datavault AI common stock and other equity securities. The previously announced record date for the distribution of the Dream Bowl Meme Coin II was January 7, 2026. The distribution of the Dream Bowl Meme Coin II will be made to eligible record equity holders of Datavault AI on the basis of one (1) Dream Bowl Meme Coin II for every sixty (60) shares of Datavault AI common stock held (or shares of common stock underlying other Datavault AI equity securities held, subject to the contractual terms of such securities) by such holders as of the record date.

The record date and/or the distribution date for the dividend may be changed by the Datavault Board for any reason at any time prior to the actual distribution date, and completion of the distribution of the Dream Bowl Meme Coin II is conditioned upon the Datavault Board having not revoked the dividend prior to the distribution date, including for a material change to the solvency or surplus analysis presented to the Datavault Board.

In order to receive the Dream Bowl Meme Coin II digital collectibles, all eligible recipients will be required to open a digital wallet with Datavault AI and execute an Opt-In Agreement, pursuant to which such holders will agree, among other things, to the payment conditions set forth therein, and acknowledge that such holders understand the process for receiving the Dream Bowl Meme Coin II digital collectibles, that the Datavault Board can change the record date or payment date or revoke the distribution prior to the payment date, and that the Dream Bowl Meme Coin II digital collectibles may not have or maintain any value.

Datavault AI will provide further details regarding the terms and conditions of the distribution of the Dream Bowl Meme Coin II, and instructions regarding wallet setup, token access and distribution procedures to eligible record equity holders of Datavault AI on the books and records of the transfer agent of Datavault AI, in a subsequent communication prior to the distribution date.

The Dream Bowl Meme Coin II is a digital collectible intended solely for personal, non-commercial use in connection with the Dream Bowl XIV event. The Dream Bowl Meme Coin II does not in and of itself: (i) represent or confer any equity, voting, dividend, profit-sharing, or ownership rights in Datavault AI or any other entity; (ii) provide any right to receive monetary payments, distributions, or appreciation; or (iii) create any expectation of profit or reliance on the managerial or entrepreneurial efforts of Datavault AI or others. The Dream Bowl Meme Coin II is not designed or intended to function as an investment, currency or financial product, and it is not being offered, sold or distributed for fundraising or capital-raising purposes. Use of the Dream Bowl Meme Coin II is limited to entertainment, event-access and digital-collectible functions. Any transferability features are provided solely to support personal digital item portability and not to facilitate or imply investment or speculative use.

About Datavault AI

Datavault AI™ (Nasdaq: DVLT) leads AI-driven data experiences, valuation, and monetization in the Web 3.0 environment. The Company’s cloud-based platform delivers comprehensive solutions through its collaborative Acoustic Science and Data Science Divisions. Datavault AI’s Acoustic Science Division includes WiSA®, ADIO®, and Sumerian® patented technologies for spatial and multichannel wireless HD sound. The Data Science Division harnesses Web 3.0 and high-performance computing for experiential data perception, valuation, and secure monetization across industries including sports & entertainment, biotech, education, fintech, real estate, healthcare, and energy. The Information Data Exchange® (IDE) enables Digital Twins and secure NIL licensing, fostering responsible AI with integrity. Datavault AI’s customizable technology suite offers AI/ML automation, third-party integration, analytics, marketing automation, and advertising monitoring. Headquartered in Philadelphia, PA. Learn more at www.dvlt.ai.

Forward-Looking Statements

This press release contains “forward-looking statements” (within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and other securities laws) about Datavault AI Inc. (“Datavault AI,” the “Company,” “us,” “our,” or “we”) and our industry that involve risks and uncertainties. In some cases, you can identify forward-looking statements because they contain words, such as “may,” “might,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “goal,” “objective,” “seeks,” “likely” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. The absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements, including, but not limited to, statements regarding our declaration and/or payment of dividends, our expectations regarding the terms and/or timing of the distribution of the Dream Bowl Meme Coin II (including that the Datavault Board may change the record date and/or the distribution date and may revoke the dividend entirely), and whether we will proceed with the distribution of the Dream Bowl Meme Coin II, are necessarily based upon estimates and assumptions that, while considered reasonable by Datavault AI and its management, are inherently uncertain. Forward-looking statements are based on the current beliefs, assumptions, and expectations of management and current market conditions. Readers are cautioned not to place undue reliance on these and other forward-looking statements contained herein. There can be no assurance that future dividends will be declared, and the payment of any dividend is expressly conditioned on the Datavault Board not revoking any or all dividends before their respective distribution dates. Actual results may differ materially from those indicated by these forward-looking statements as a result of various risks and uncertainties including, but not limited to, the following: risks related to legal proceedings that may be instituted against Datavault AI regarding the Dream Bowl Meme Coin II and the dividend distribution thereof to Datavault AI’s eligible equity holders; risks associated with the right of the Datavault Board to change the record date and/or the distribution date, and/or to revoke the distribution of the Dream Bowl Meme Coin II prior to the distribution date; changes in economic, market or regulatory conditions; risks relating to evolving regulatory frameworks applicable to tokenized assets; and other risks and uncertainties as more fully described in Datavault AI’s filings with the U.S. Securities and Exchange Commission (the “SEC”) including its Annual Report on Form 10-K for the year ended December 31, 2024 and other filings that Datavault AI makes from time to time with the SEC, which are available on the SEC’s website at www.sec.gov, and could cause actual results to vary from expectations.

The forward-looking statements made in this press release relate only to events as of the date on which the statements are made. Datavault AI undertakes no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date hereof or to reflect new information or the occurrence of unanticipated events, except as required by law. Datavault AI may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on such forward-looking statements. Datavault AI’s forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments it may make.

Investor Contact:

800.491.9665

ir@dvlt.ai

Media Inquiries:

info@dvlt.ai